UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 25, 2015, Strategic Hotels & Resorts, Inc. (the “Company”) and its operating partnership, Strategic Hotel Funding, L.L.C. (the “Operating Partnership”), entered into a Distribution Agreement (the “Distribution Agreement) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Raymond James & Associates, Inc. (collectively, the “Agents”), pursuant to which the Company may sell, from time to time, through the Agents, as the Company’s sales agents, shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $250,000,000 (the “Shares”) by means of ordinary brokers’ transactions at market prices or as otherwise agreed to between the Company and the Agents. The Company will pay each Agent a commission that will be equal to 1.5% of the gross sales price per share of its common stock sold through such Agent, as its sales agent, under the Distribution Agreement. Under the terms of the Distribution Agreement, the Company may also sell Shares to any of the Agents, as principal, for its own account, at a price per share and such other terms to be agreed upon by the Company and such Agent at the time of sale.

The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the Distribution Agreement. No assurance can be given that the Company will sell any Shares under the Distribution Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.

The foregoing description of certain terms of the Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Distribution Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-202251) (the “Registration Statement”), which became effective on February 24, 2015. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

A copy of the opinion of Venable LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Distribution Agreement, dated February 25, 2015, by and among the Company, the Operating Partnership, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Raymond James & Associates, Inc.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 2015

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Distribution Agreement, dated February 25, 2015, by and among the Company, the Operating Partnership, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Raymond James & Associates, Inc.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in Exhibit 5.1)